UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM 8-K
                                  ------------
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of


                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  July 16, 2007

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

             Utah                                           87-0500306

(State or other jurisdiction of                    (IRS Employer Identification

        incorporation)                                       Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02     Results of Operations and Financial Condition.

On July 16 and 17, 2007, USANA Health Sciences, Inc. issued press releases announcing its financial results for the second quarter ended June 30, 2007. The releases also announced that executives of the company would discuss these results with investors on a conference call broadcast over the World Wide Web and by telephone and provided access information, date and time for the conference call. Copies of the press releases are furnished herewith as Exhibit
99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The company will also post this document on its corporate website, www.usanahealthsciences.com.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01     Financial Statements and Exhibits.

              (d) Exhibits

Exhibit 99.1 Press release issued by USANA Health Sciences, Inc. dated July 16, 2007 (furnished herewith).
Exhibit 99.2 Press release issued by USANA Health Sciences, Inc. dated July 17, 2007 (furnished herewith).









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   USANA HEALTH SCIENCES, INC.


                                   By:  /s/ Gilbert A. Fuller
                                   Gilbert A. Fuller, Chief Financial Officer

Date: July 17, 2007













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